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                                                                   EXHIBIT 23(a)



                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
Electronic Data Systems Corporation:

We consent to the use of our report incorporated herein by reference from the EDS Annual Report on Form 10-K for the year ended December 31, 2000.





                                    /s/ KPMG LLP


Dallas, Texas
July 20, 2001